Exhibit 10.3

February 4, 2011

Spero Pain Relief Therapy, LLC

348 E. 600 S.

St. George, UT 84770

RE: Amendment to Sales Agreement Between Competitive Technologies, Inc. and Spero Pain Relief Therapy, LLC, dated September 30, 2010

Dear Mr. Miller and Dr. Chalmers,

Based on our discussions, we are pleased amend our agreement with you which is dated September 30, 2010 as follows:

1.

Spero Pain Relief Therapy, LLC ("Spero"), and its affiliates will, in selected areas, establish 18 treatment centers utilizing Competitive Technologies, Inc.'s ("CTTC") Calmare® Pain Therapy Treatment medical device, model MC-5A.  The original agreement was for 14 clinics.  The 4 additional clinics are in [Confidential Information Omitted].

2.

Schedule A-1 is amended to include the zip codes for [Confidential Information Omitted] on Amended Schedule B.  Continued exclusivity is predicated on Spero's purchase or lease of the minimum number of devices indicated on Schedule B.

3.

The exclusivity conditions, pricing for devices, supplies and training, as well as warranty provisions of the original agreement remain in place.

4.

This agreement is transferable and binding upon any new owners in the event of the change of control or ownership of either CTTC or Spero.

We at Competitive Technologies look forward to a long and mutually beneficial business relationship with Spero Pain Relief Therapy over the coming months and years.

 Sincerely,

_______________________________________

_______________________________________

Johnnie D. Johnson

Signature Spero Pain Relief Therapy, LLC

Chief Executive Officer

Printed Name

__________________________

Competitive Technologies, Inc.

Date

__________________________

_______________________________________

Signature Spero Pain Relief Therapy, LLC

Printed Name

__________________________

Date

__________________________

*Confidential information on this page has been omitted Pursuant to Rule 24b-2,

and has been filed separately with the Securities and Exchange Commission*

CTTC8K5414

Schedule A-1 – Spero/CTTC Sales Agreement, Amended January 26, 2011

Spero Pain Relief Therapy Defined Zip Codes

[Confidential Information Omitted]

*Confidential information on this page has been omitted Pursuant to Rule 24b-2,

and has been filed separately with the Securities and Exchange Commission*

CTTC8K5415

Schedule B-1, Spero/CTTC Sales Agreement, Amended January 26, 2011

Device Plan for Selected Office Locations, by Region

[Confidential Information Omitted]

*Confidential information on this page has been omitted Pursuant to Rule 24b-2,

and has been filed separately with the Securities and Exchange Commission*

CTTC8K5416

Schedule B-1, Spero/CTTC Sales Agreement, Amended January 26, 2011

Device Plan for Selected Office Locations, by Region

[Confidential Information Omitted]

*Confidential information on this page has been omitted Pursuant to Rule 24b-2,

and has been filed separately with the Securities and Exchange Commission*

CTTC8K5417

Schedule B-1, Spero/CTTC Sales Agreement, Amended January 26, 2011

Device Plan for Selected Office Locations, by Region

[Confidential Information Omitted]

*Confidential information on this page has been omitted Pursuant to Rule 24b-2,

and has been filed separately with the Securities and Exchange Commission*

CTTC8K5418